                                                                  EXHIBIT 10.115

                                AMENDMENT NO. 2
                                ---------------
                                       TO
                                       --
                          PASSENGER AIRCRAFT SERVICES
                          ---------------------------
                                      AND
                                      ---
                     FREIGHTER AIRCRAFT SERVICES AGREEMENTS
                     --------------------------------------


     THIS AMENDMENT NO. 2 TO PASSENGER AIRCRAFT SERVICES AGREEMENT AND FREIGHTER AIRCRAFT SERVICES AGREEMENT (as such terms are defined below) is entered into this 9th day of February 1995, by and between World Airways, Inc., a Delaware corporation ("World" or "World Airways") and Malaysian Airline System Berhad, a Malaysian corporation ("MAS").

     WHEREAS, World Airways and MAS are parties to that certain Passenger Aircraft Services Agreement (the "Passenger Services Agreement") dated September 26, 1994, pursuant to which MAS wet leased two (2) MD-11 passenger aircraft from World Airways for a term (the "Passenger Lease Term") commencing September 27, 1994 and expiring March 31, 1995; and

     WHEREAS, World Airways and MAS are also parties to that certain Freighter Aircraft Services Agreement (the "Freighter Services Agreement") dated October 6, 1994, which Freighter Services Agreement novated the earlier Freighter Services Agreement between the parties, pursuant to which MAS committed to leasing two (2) MD-11 aircraft from World Airways to be used by MAS in freighter configuration, for a term beginning on June 15, 1994 and expiring September 30, 1999 (the "Freighter Lease Term"); and

     WHEREAS, as of December 31, 1994, the parties entered into Amendment No.1 ("Amendment No. 1") to the Passenger Services and Freighter Services Agreements (the Passenger Services Agreement and the Freighter Services Agreement, as amended by Amendment No. 1, and as further amended by this Amendment No. 2, being hereinafter referred to collectively as the "Agreement"); and

     WHEREAS, the parties desire to further amend Amendment No. 1 in certain respects, and to agree to certain other terms and conditions of their relationship.

     NOW, THEREFORE, in consideration of the foregoing and other mutual consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to further amend Amendment No. 1 as follows:

1. Delete Section 2 of Amendment No.1 in its entirety and substitute the following new Section 2 in lieu thereof:

          "2.  Freighter Activities.
               --------------------

          2.1 MAS agrees to wet lease three (3) MD-11 freighter or convertible freighter aircraft from World Airways for the following terms:

               Aircraft No. 1 - 15 June 1994 to 30 September 1999

               Aircraft Nos. 2 & 3 - Approximately 15 June 1995 to 30
                        September 2000*

                    *Note:  Delivery of Freighter Aircraft Nos. 2 & 3 to MAS
                     ----
          shall occur after the last Hadj flight of 1995.

          2.2 The block hour rate for each of the above cargo aircraft shall be adjusted effective 1 January 1995 to not less than USD $4,600 per block hour.

          2.3 Except as set forth above with respect to the lease term for Freighter Aircraft No. 3, the lease terms for Freighter Aircraft No. 3 shall be on the same terms and conditions as set forth in the Freighter Services Agreement with respect to Freighter Aircraft Nos. 1 & 2.

          2.4 World Airways and MAS will collaborate to the maximum extent possible to use their respective rights and other capabilities to build a successful worldwide cargo system. To accomplish this objective, MAS and World Airways will in every respect accord each other "most favored nation" status."

2. Delete Section 3.1 of Amendment No. 1 in its entirety and substitute the following new Section 3.1 in lieu thereof:

          "3.1 MAS agrees to wet lease two (2) MD-11 passenger aircraft from World Airways for use in MAS' operations on the same terms and conditions set forth in the Passenger Services Agreement, as amended by Amendment No. 1 thereto, except that: (1) the lease term for the two (2) MD-11 passenger aircraft shall run from 1 January 1995 to 15 March 1997; and (2) effective 1 January 1995, the rate to be paid by MAS for the two (2) passenger MD-11 aircraft leased from World Airways shall be the existing Umrah rate of $5,400 per block hour."

3.   Delete Section 3.2 in its entirety and substitute the following new Section
3.2 in lieu thereof:

          "3.2 MAS agrees to use its best efforts to release the 2 passenger MD-11 aircraft leased from World Airways for Hadj operations during each Hadj period occurring during the term of the Passenger Services Agreement, as extended hereby."

4. Sections 3.3, 3.4 and 3.5 of Amendment No. 1 are hereby deleted in their entirety.

                                       2
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5.   Except as amended hereby, all of the terms and conditions set forth in the Passenger Service Agreement and in the Freighter Services Agreement, as amended by Amendment No. 1 thereto, shall remain the same and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed as of the day and year first-above written.

                              WORLD AIRWAYS, INC.


                              By:_______________________________________

                              Name:_____________________________________

                              Title:____________________________________


                              MALAYSIAN AIRLINE SYSTEM BERHAD


                              By:_______________________________________

                              Name:_____________________________________

                              Title:____________________________________



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